Exhibit 10.15

EXECUTION COPY

[As Corrected by Fourth Amendment]

THIRD AMENDMENT AGREEMENT

Dated as of November 25, 2008

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

as Borrower,

GMAC MORTGAGE, LLC,

as Borrower,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES OF THE BORROWERS PARTY HERETO,

as Guarantors or Obligors,

and

GMAC LLC,

as Initial Lender and as Lender Agent

This THIRD AMENDMENT AGREEMENT (this “Agreement”) dated as of November 25, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC, each a “Borrower” and collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as Obligors (each, an “Obligor”) and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors and Wells Fargo Bank, N.A (as amended and modified by the deletion and joinder of parties prior to the date hereof and as amended through August 14, 2008, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to confirm certain understandings with respect to Servicing Advance Factoring Sales and to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

MODIFICATIONS TO THE AFFECTED DOCUMENTS

SECTION 2.1 Servicing Advance Factoring Sales. The Borrowers have, from time to time commencing on June 18, 2008, engaged in Servicing Advance Factoring Sales. The Borrowers hereby represent and warrant to the Lenders that (x) the information contained in Exhibit A attached hereto (the “Spreadsheets”) is true and accurate in all material respects as of November 24, 2008 (other than as expressly indicated on the Spreadsheets), and (y) without limiting the foregoing, the Spreadsheet shows the following:

(i) the principal amount of each Servicing Corporate Advance, Servicing P&I Advance and Servicing T&I Advance (collectively, “Servicing Advances”) that was the subject of Servicing Advance Factoring Sales from the start of the Deferral Period to the date hereof, and the sum of all such principal amounts;

(ii) the Net Cash Proceeds of each such Servicing Advance Factoring Sale, and the sum of all such proceeds;

(iii) the date and amount of all collections on such Servicing Advances received by GMAC, as purchaser of such Servicing Advances;

(iv) the extent to which such Net Cash Proceeds have been reinvested in new Servicing Advances that became Reinvestment Collateral, no less frequently than on a monthly basis, the aggregate amount of all such reinvestments and, in the case of certain Servicing T&I Advances and Servicing Corporate Advances that became Reinvestment Collateral, the date and amount of each such reinvestment and the related Servicing Advances;

(v) extent to which any such Servicing Advances included in Reinvestment Collateral were the subject of subsequent Servicing Advance Factoring Sales, and the date and amount of each such sale;

(vi) the aggregate amount of Net Cash Proceeds of Servicing Advance Factoring Sales that have not been reinvested in Servicing Advances;

(vii) the aggregate amount of such Net Cash Proceeds that have been deposited in the Sales Proceeds Account, including any portion of such amount applied to the repayment of Loans pursuant to Section 2.08(c) of the Loan Agreement; and

(viii) the aggregate amount of such Net Cash Proceeds that have not been reinvested in Servicing Advances that became Reinvestment Collateral or applied to the repayment of Loans.

SECTION 2.2 Deferral Period. The date “December 1, 2008” appearing in clause (i) of the definition of “Deferral Period” is hereby deleted and replaced with the date “December 12, 2008”.

SECTION 2.3 Mandatory Repayment Date. The date “December 1, 2008” as it appears in the definition of “Mandatory Repayment Date” is hereby deleted each time it occurs therein and replaced with the date “December 12, 2008”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the date hereof provided that the Lender Agent shall have, in form and substance satisfactory to them, received an original counterpart (or counterparts) of this Agreement executed by each of the parties hereto.

2

ARTICLE IV

NOTICE, RESERVATION OF RIGHTS, CONFIRMATION, ACKNOWLEDGEMENT,

RELEASE AND REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each Obligor hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Reservation of Rights. The Obligors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by GMAC and GMAC’s or the Lender Agent’s consent thereto either before or after the Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by GMAC or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by GMAC or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Obligors each hereby further acknowledge and agree that GMAC and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.3 Confirmation of the Subject Documents. The Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor ratifies and reaffirms (a) its grant of a security interest in all the Collateral (as defined in the Loan Agreement) pledged by it, and represents, confirms and agrees that such security interest is a first priority perfected security interest (subject in the case of Collateral under the Revolving Loan Agreement to Approved Exceptions) securing all Obligations (as defined in the Loan Agreement) and (b) all of its other obligations under the Facility Documents executed and delivered by it.

SECTION 4.4 Representations and Warranties. By its signature hereto, each Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents (as amended hereby) are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date, and except for matters that have been disclosed to the Lender Agent in writing; and

(b) No Default (as defined in the Loan Agreement) has occurred and is continuing.

3

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

4

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC, as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-1	Third Loan Agreement Amendment

GMAC LLC, as Lender Agent and as Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Group Vice President and Treasurer

S-2	Third Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-3	Third Loan Agreement Amendment

Acknowledged and Agreed:

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

S-4	Third Loan Agreement Amendment

DOA HOLDING PROPERTIES, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

RFC ASSET HOLDINGS II, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

EQUITY INVESTMENT IV, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

S-5	Third Loan Agreement Amendment

AMERILAND, LLC, as Obligor

By:	REG-PFH, LLC, its sole member

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

REG-PFH, LLC, as Obligor

By:	/s/ Joel D. Kaul
Name:	Joel D. Kaul
Title:	Vice President

HOME CONNECTS LENDING SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMACR MORTGAGE PRODUCTS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-6	Third Loan Agreement Amendment

DITECH, LLC,
as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MFC ASSET, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-7	Third Loan Agreement Amendment

RFC ASSET MANAGEMENT, LLC
as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Obligor

By:	RFC ASSET MANAGEMENT, LLC,
its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-8	Third Loan Agreement Amendment

Exhibit A to Third Amendment

Description	6/17/2008 - Orig Bal	YTD 06/30/2008	7/1/2008	7/2/2008	7/3/2008	7/7/2008	7/8/2008	7/9/2008	7/10/2008	7/11/2008	7/14/2008
Section 2.1(i) Principal Advance
P&I	252,772,003.99	—	—	—	—	—	—	—	—	—	—
T&I	182,376,933.41	—	—	—	—	—	—	—	—	—	—
Corporate	151,197,484.09	—	—	—	—	—	—	—	—	—	—

Total	586,346,421.49	—	—	—	—	—	—	—	—	—	—

Section 2.1(ii) Net Cash Proceeds
P&I	214,856,203.39	—	—	—	—	—	—	—	—	—	—
T&I	155,020,393.40	—	—	—	—	—	—	—	—	—	—
Corporate	128,517,861.48	—	—	—	—	—	—	—	—	—	—

Total	498,394,458.27	—	—	—	—	—	—	—	—	—	—

Section 2.1(iii) Collections
P&I*	—	—	—	—	—	—	—	—	—	—	—
T&I	—	(8,389,953.73)	(1,571,514.30)	(3,559,390.97)	(1,259,856.27)	(636,445.93)	(753,228.30)	(912,689.68)	(1,157,799.99)	(764,199.26)	(789,850.21)
Corporate	—	(10,032,826.21)	(2,965,208.18)	(1,979,878.31)	(931,767.57)	(422,283.03)	(1,197,366.92)	(851,268.60)	(1,063,937.80)	(624,788.75)	(595,418.53)

Total	—	(18,422,779.94)	(4,536,722.48)	(5,539,269.28)	(2,191,623.84)	(1,058,728.96)	(1,950,595.22)	(1,763,958.28)	(2,221,737.79)	(1,388,988.01)	(1,385,268.74)

7/15/2008	7/16/2008	7/17/2008	7/18/2008	7/21/2008	7/22/2008	7/23/2008	7/24/2008	7/25/2008	7/28/2008	7/29/2008	7/30/2008	7/31/2008	8/1/2008

—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	23,641,933.92	2,786,848.21	1,017,219.07	2,062,259.75	683,635.60	1,710,820.50	1,880,139.59	1,885,648.64	1,962,737.65	441,939.89	766,352.16
—	—	—	19,440,726.36	2,591,348.03	1,028,958.94	1,205,057.43	1,015,209.36	828,413.31	893,088.87	1,363,670.13	1,100,493.84	749,021.01	1,057,049.38

—	—	—	43,082,660.28	5,378,196.24	2,046,178.01	3,267,317.18	1,698,844.96	2,539,233.81	2,773,228.46	3,249,318.77	3,063,231.49	1,190,960.90	1,823,401.54

—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	20,095,643.83	2,368,820.98	864,636.21	1,752,920.79	581,090.26	1,454,197.43	1,598,118.65	1,602,801.34	1,668,327.00	375,648.91	651,399.34
—	—	—	16,524,617.41	2,202,645.83	874,615.10	1,024,298.82	862,927.96	704,151.31	759,125.54	1,159,119.61	935,419.76	636,667.86	898,491.97

—	—	—	36,620,261.24	4,571,466.80	1,739,251.31	2,777,219.60	1,444,018.22	2,158,348.74	2,357,244.19	2,761,920.95	2,603,746.77	1,012,316.77	1,549,891.31

—	—	—	—	—	—	—	—	(31,270,557.07)	—	—	—	—	—
(1,097,636.36)	(667,594.66)	(513,963.79)	—	(1,374,628.37)	(666,251.63)	(2,297,386.42)	(681,922.25)	(4,465,427.12)	(571,110.74)	(1,753,282.45)	(1,821,079.62)	(838,837.37)	(1,275,394.70)
(1,117,008.40)	(666,241.36)	(925,631.84)	—	(1,368,309.78)	(821,869.53)	(1,626,133.80)	(491,306.45)	(1,763,040.83)	(976,417.11)	(1,413,897.13)	(1,345,753.72)	(1,064,908.94)	(1,471,280.59)

(2,214,644.76)	(1,333,836.02)	(1,439,595.63)	—	(2,742,938.15)	(1,488,121.16)	(3,923,520.22)	(1,173,228.70)	(37,499,025.02)	(1,547,527.85)	(3,167,179.58)	(3,166,833.34)	(1,903,746.31)	(2,746,675.29)

8/4/2008	8/5/2008	8/6/2008	8/7/2008	8/8/2008	8/11/2008	8/12/2008	8/13/2008	8/14/2008	8/15/2008	8/18/2008

—	—	—	—	—	—	—	—	—	—	—
1,412,078.12	1,827,643.88	1,355,792.61	1,299,043.07	1,051,560.08	1,107,954.75	2,109,878.68	1,089,103.19	2,156,810.66	1,578,885.48	940,495.60
1,335,632.00	1,339,608.01	867,151.16	861,496.26	1,049,424.28	1,023,706.23	917,072.80	1,370,491.52	807,355.10	116,504.41	1,327,687.25

2,747,710.12	3,167,251.89	2,222,943.77	2,160,539.33	2,100,984.36	2,131,660.98	3,026,951.48	2,459,594.71	2,964,165.76	1,695,389.89	2,268,182.85

—	—	—	—	—	—	—	—	—	—	—
1,200,266.40	1,553,497.30	1,152,423.72	1,104,186.61	893,826.07	941,761.54	1,793,396.88	925,737.71	1,833,289.06	1,342,052.66	799,421.26
1,135,287.20	1,138,666.81	737,078.49	732,271.82	892,010.64	870,150.30	779,511.88	1,164,917.79	686,251.84	99,028.75	1,128,534.16

2,335,553.60	2,692,164.11	1,889,502.20	1,836,458.43	1,785,836.71	1,811,911.83	2,572,908.76	2,090,655.50	2,519,540.90	1,441,081.41	1,927,955.42

—	—	—	—	—	—	—	—	—	—	—
(1,749,043.45)	(918,318.14)	(574,783.25)	(743,331.18)	(610,906.36)	(1,209,645.10)	(816,001.28)	(1,007,736.24)	(615,704.37)	(632,450.42)	(1,781,453.73)
(390,786.42)	(699,875.10)	(1,056,219.95)	(588,776.14)	(553,764.60)	(304,266.83)	(1,247,848.00)	(634,992.51)	(591,213.95)	(418,853.77)	(1,159,418.52)

(2,139,829.87)	(1,618,193.24)	(1,631,003.20)	(1,332,107.32)	(1,164,670.96)	(1,513,911.93)	(2,063,849.28)	(1,642,728.75)	(1,206,918.32)	(1,051,304.19)	(2,940,872.25)

Description	8/19/2008	8/20/2008	8/21/2008	8/22/2008	8/25/2008	8/26/2008	8/27/2008	8/28/2008	8/29/2008	9/1/2008	9/2/2008	9/3/2008
Section 2.1(i) Principal Advance
P&I	—	—	—	—	—	—	—	—	—	—	—	—
T&I	2,636,528.11	2,171,289.96	1,282,100.78	1,763,542.27	1,537,998.47	1,274,047.48	1,969,713.05	899,762.59	999,083.05	889,182.14	586,376.48	1,862,515.83
Corporate	229,996.49	323,632.93	1,870,556.57	1,467,055.16	839,293.73	910,880.73	1,548,710.90	1,493,097.82	1,018,873.14	861,374.95	—	1,048,683.85

Total	2,866,524.60	2,494,922.89	3,152,657.35	3,230,597.43	2,377,292.20	2,184,928.21	3,518,423.95	2,392,860.41	2,017,956.19	1,750,557.09	586,376.48	2,911,199.68

Section 2.1(ii) Net Cash Proceeds
P&I	—	—	—	—	—	—	—	—	—	—	—	—
T&I	2,241,048.89	1,845,596.47	1,089,785.66	1,499,010.93	1,307,298.70	1,082,940.36	1,674,256.09	764,798.20	849,220.59	755,804.82	498,420.01	1,583,138.46
Corporate	195,497.02	275,087.99	1,589,973.08	1,246,996.89	713,399.67	774,248.62	1,316,404.27	1,269,133.15	866,042.17	732,168.71	—	891,381.27

Total	2,436,545.91	2,120,684.46	2,679,758.75	2,746,007.82	2,020,698.37	1,857,188.98	2,990,660.36	2,033,931.35	1,715,262.76	1,487,973.53	498,420.01	2,474,519.73

Section 2.1(iii) Collections
P&I*	—	—	—	—	(23,622,095.56)	—	—	—	—	—	—	—
T&I	(821,653.17)	(782,813.49)	(542,302.17)	(948,269.12)	(556,952.59)	(1,463,380.78)	(1,391,657.31)	(904,810.70)	(1,000,967.89)	(2,436,558.60)	(448,170.48)	(897,554.97)
Corporate	(1,478,718.41)	(689,244.71)	(660,397.96)	(972,450.29)	(1,799,306.81)	(783,514.52)	(1,812,993.03)	(2,171,751.01)	(1,093,606.21)	(1,169,637.04)	(2,294.36)	(850,889.28)

Total	(2,300,371.58)	(1,472,058.20)	(1,202,700.13)	(1,920,719.41)	(25,978,354.96)	(2,246,895.30)	(3,204,650.34)	(3,076,561.71)	(2,094,574.10)	(3,606,195.64)	(450,464.84)	(1,748,444.25)

9/4/2008	9/5/2008	9/8/2008	9/9/2008	9/10/2008	9/11/2008	9/12/2008	9/15/2008	9/16/2008	9/17/2008	9/18/2008	9/19/2008

—	—	—	—	—	—	—	—	—	—	—	—
435,274.61	1,196,437.94	1,176,761.01	821,003.43	989,665.96	1,247,385.08	1,124,173.13	1,974,403.29	1,038,035.46	1,135,809.73	3,281,580.75	951,224.51
987,326.90	975,101.72	859,628.92	1,271,594.44	1,011,121.74	937,960.66	944,399.71	690,894.61	922,506.41	966,412.00	1,021,897.77	779,444.38

1,422,601.51	2,171,539.66	2,036,389.93	2,092,597.87	2,000,787.70	2,185,345.74	2,068,572.84	2,665,297.90	1,960,541.87	2,102,221.73	4,303,478.52	1,730,668.89

—	—	—	—	—	—	—	—	—	—	—	—
369,983.42	1,016,972.25	1,000,246.86	697,852.92	841,216.07	1,060,277.32	955,547.16	1,678,242.80	882,330.14	965,438.27	2,789,343.64	808,540.83
839,227.87	828,836.46	730,684.58	1,080,855.27	859,453.48	797,266.56	802,739.75	587,260.42	784,130.45	821,450.20	868,613.10	662,527.72

1,209,211.28	1,845,808.71	1,730,931.44	1,778,708.19	1,700,669.55	1,857,543.88	1,758,286.91	2,265,503.22	1,666,460.59	1,786,888.47	3,657,956.74	1,471,068.56

—	—	—	—	—	—	—	—	—	—	—	—
(568,112.49)	(780,519.86)	(1,013,717.31)	(1,033,575.06)	(463,259.60)	(857,423.34)	(844,904.34)	(1,208,374.24)	(1,560,611.74)	(862,621.79)	(1,352,445.51)	(537,117.38)
(411,530.07)	(542,854.86)	(610,795.36)	(762,774.79)	(326,405.29)	(918,659.14)	(427,319.38)	(406,385.13)	(752,239.20)	(507,646.41)	(666,550.50)	(717,770.73)

(979,642.56)	(1,323,374.72)	(1,624,512.67)	(1,796,349.85)	(789,664.89)	(1,776,082.48)	(1,272,223.72)	(1,614,759.37)	(2,312,850.94)	(1,370,268.20)	(2,018,996.01)	(1,254,888.11)

9/22/2008	9/23/2008	9/24/2008	9/25/2008	9/26/2008	9/29/2008	9/30/2008	10/1/2008	10/2/2008	10/3/2008	10/6/2008	10/7/2008	10/8/2008

—	—	—	—	—	—	—	—	—	—	—	—	—
1,312,414.53	684,352.07	1,139,519.44	896,726.67	715,375.94	1,419,407.96	1,899,825.87	871,154.74	413,390.70	1,025,068.72	2,230,454.22	4,255,828.07	1,919,102.76
630,241.45	436,738.46	1,303,439.24	804,811.06	832,725.74	895,133.74	978,211.05	1,003,218.94	981,812.48	934,965.79	678,056.64	1,018,552.49	977,485.99

1,942,655.98	1,121,090.53	2,442,958.68	1,701,537.73	1,548,101.68	2,314,541.70	2,878,036.92	1,874,373.68	1,395,203.18	1,960,034.51	2,908,510.86	5,274,380.56	2,896,588.75

—	—	—	—	—	—	—	—	—	—	—	—	—
1,115,552.35	581,699.26	968,591.52	762,217.67	608,069.55	1,206,496.77	1,614,851.99	740,481.53	351,382.10	871,308.41	1,895,886.09	3,617,453.86	1,631,237.35
535,705.23	371,227.69	1,107,923.35	684,089.40	707,816.88	760,863.68	831,479.39	852,736.10	834,540.61	794,720.92	576,348.14	865,769.62	830,863.09

1,651,257.58	952,926.95	2,076,514.88	1,446,307.07	1,315,886.43	1,967,360.45	2,446,331.38	1,593,217.63	1,185,922.70	1,666,029.33	2,472,234.23	4,483,223.48	2,462,100.44

—	—	—	(16,931,129.61)	—	—	—	—	—	—	—	—	—
(1,539,627.14)	(772,376.77)	(574,561.29)	(787,181.61)	(957,006.76)	(1,773,775.01)	(1,312,288.63)	(2,415,257.18)	(990,002.39)	(19,626,894.46)	(1,134,212.13)	(904,946.74)	(516,700.42)
(1,786,131.68)	(747,076.95)	(615,145.33)	(1,300,375.34)	(708,924.59)	(1,029,873.13)	(1,846,640.22)	(1,994,274.18)	(789,672.40)	(10,109,470.22)	(517,326.29)	(567,098.99)	(599,661.85)

(3,325,758.82)	(1,519,453.72)	(1,189,706.62)	(19,018,686.56)	(1,665,931.35)	(2,803,648.14)	(3,158,928.85)	(4,409,531.36)	(1,779,674.79)	(29,736,364.68)	(1,651,538.42)	(1,472,045.73)	(1,116,362.27)

Description	10/9/2008	10/10/2008	10/13/2008	10/14/2008	10/15/2008	10/16/2008	10/17/2008	10/20/2008	10/21/2008	10/22/2008	10/23/2008
Section 2.1(i) Principal Advance
P&I	—	—	—	—	—	—	—	—	—	—	—
T&I	757,081.58	2,097,828.86	3,721,007.69	6,784,986.21	6,180,569.13	3,317,291.58	729,441.55	3,750,526.73	3,694,575.28	2,953,191.84	2,602,604.29
Corporate	976,189.84	1,043,213.15	617,245.67	1,258,105.51	1,333,960.96	1,033,814.62	689,426.15	918,807.73	632,643.37	748,312.92	698,118.98

Total	1,733,271.42	3,141,042.01	4,338,253.36	8,043,091.72	7,514,530.09	4,351,106.20	1,418,867.70	4,669,334.46	4,327,218.65	3,701,504.76	3,300,723.27

Section 2.1(ii) Net Cash Proceeds
P&I	—	—	—	—	—	—	—	—	—	—	—
T&I	643,519.34	1,783,154.53	3,162,856.54	5,767,238.28	5,253,483.76	2,819,697.84	620,025.32	3,187,947.72	3,140,388.99	2,510,213.06	2,212,213.65
Corporate	829,761.36	886,731.18	524,658.82	1,069,389.68	1,133,866.82	878,742.43	586,012.23	780,986.57	537,746.86	636,065.98	593,401.13

Total	1,473,280.71	2,669,885.71	3,687,515.36	6,836,627.96	6,387,350.58	3,698,440.27	1,206,037.55	3,968,934.29	3,678,135.85	3,146,279.05	2,805,614.78

Section 2.1(iii) Collections
P&I*	—	—	—	—	—	—	—	—	—	—	—
T&I	(622,959.98)	(995,871.91)	(704,011.72)	(1,030,755.17)	(899,267.51)	(957,268.15)	(1,680,112.22)	(701,394.53)	(913,860.07)	(428,888.26)	(1,965,700.48)
Corporate	(589,958.88)	(347,182.66)	(304,409.28)	(1,204,036.62)	(2,066,802.17)	(371,567.99)	(718,844.64)	(538,645.87)	(1,197,651.83)	(557,199.15)	(1,713,219.89)

Total	(1,212,918.86)	(1,343,054.57)	(1,008,421.00)	(2,234,791.79)	(2,966,069.68)	(1,328,836.14)	(2,398,956.86)	(1,240,040.40)	(2,111,511.90)	(986,087.41)	(3,678,920.37)

10/24/2008	10/27/2008	10/28/2008	10/29/2008	10/30/2008	10/31/2008	11/3/2008	11/4/2008	11/5/2008	11/6/2008	11/7/2008

—	—	—	—	—	—	—	—	—	—	—
1,547,165.45	1,966,106.42	1,392,379.47	1,767,744.27	1,449,080.29	633,746.60	586,529.27	4,455,680.42	1,251,993.40	1,911,737.51	1,751,173.86
590,432.71	615,336.40	567,315.75	812,429.02	709,259.79	689,480.41	624,545.05	589,557.64	480,465.41	614,163.73	593,056.03

2,137,598.16	2,581,442.82	1,959,695.22	2,580,173.29	2,158,340.08	1,323,227.01	1,211,074.32	5,045,238.06	1,732,458.81	2,525,901.24	2,344,229.89

—	—	—	—	—	—	—	—	—	—	—
1,315,090.63	1,671,190.46	1,183,522.55	1,502,582.63	1,231,718.25	538,684.61	498,549.88	3,787,328.36	1,064,194.39	1,624,976.88	1,488,497.78
501,867.80	523,035.94	482,218.39	690,564.67	602,870.82	586,058.35	530,863.29	501,123.99	408,395.60	522,039.17	504,097.63

1,816,958.44	2,194,226.40	1,665,740.94	2,193,147.30	1,834,589.07	1,124,742.96	1,029,413.17	4,288,452.35	1,472,589.99	2,147,016.05	1,992,595.41

(15,490,152.95)	—	—	—	—	—	—	—	—	—	—
(1,101,928.92)	(433,205.94)	(785,208.13)	(1,547,587.43)	(729,621.11)	(1,285,648.01)	(1,240,780.32)	(1,718,869.44)	(1,202,834.01)	(826,146.35)	(1,491,275.42)
(537,337.45)	(475,081.86)	(1,013,224.86)	(1,752,181.76)	(1,069,185.29)	(2,103,868.36)	(623,756.85)	(1,325,978.31)	(1,214,642.75)	(791,316.21)	(1,366,278.44)

(17,129,419.32)	(908,287.80)	(1,798,432.99)	(3,299,769.19)	(1,798,806.40)	(3,389,516.37)	(1,864,537.17)	(3,044,847.75)	(2,417,476.76)	(1,617,462.56)	(2,857,553.86)

11/10/2008	11/11/2008	11/12/2008	11/13/2008	11/14/2008	11/17/2008	11/18/2008	11/19/2008	11/20/2008	11/21/2008	11/24/2008

—	—	—	—	—	—	—	—	—	—	—
4,037,543.36	5,442,858.41	25,362,968.91	1,810,213.77	6,296,401.27	985,463.78	729,825.21	1,791,700.13	622,929.59	3,444,862.28	880,321.15
652,116.41	802,645.89	566,369.21	658,767.26	596,198.17	622,344.22	922,832.50	543,430.90	617,023.57	836,416.23	651,075.68

4,689,659.77	6,245,504.30	25,929,338.12	2,468,981.03	6,892,599.44	1,607,808.00	1,652,657.71	2,335,131.03	1,239,953.16	4,281,278.51	1,531,396.83

—	—	—	—	—	—	—	—	—	—	—
3,431,911.86	4,626,429.65	21,558,523.57	1,538,681.70	5,351,941.08	837,644.21	620,351.43	1,522,945.11	529,490.15	2,928,132.94	748,272.98
554,298.95	682,249.01	481,413.83	559,952.17	506,768.44	528,992.59	784,407.63	461,916.27	524,470.03	710,953.80	553,414.33

3,986,210.80	5,308,678.66	22,039,937.40	2,098,633.88	5,858,709.52	1,366,636.80	1,404,759.05	1,984,861.38	1,053,960.19	3,639,086.73	1,301,687.31

—	—	—	—	—	—	—	—	—	—	—
(1,352,555.02)	(1,183,281.85)	(606,046.69)	(788,958.17)	(1,300,750.28)	(1,204,143.67)	(1,595,845.90)	(846,153.72)	(665,401.15)	(713,362.94)	(1,554,583.81)
(671,086.07)	(637,252.87)	(630,431.45)	(750,836.75)	(612,617.89)	(333,612.50)	(473,845.37)	(682,266.74)	(391,749.69)	(519,165.99)	(652,938.15)

(2,023,641.09)	(1,820,534.72)	(1,236,478.14)	(1,539,794.92)	(1,913,368.17)	(1,537,756.17)	(2,069,691.27)	(1,528,420.46)	(1,057,150.84)	(1,232,528.93)	(2,207,521.96)

Section 2.1(vi) Net Cash Proceeds not Reinvested
Net Cash Proceeds through 11/24	765,764,451.00
Reinvestments (minus)*	(456,434,803.03)

Total	309,329,647.97

Section 2.1(vii) Proceeds applied to the Repayment of Loans
Net Cash Proceeds through 11/24	765,764,451.00
Amount of Proceeds Deposited in Sales Proceeds Accounts	—

Total	765,764,451.00

Section 2.1(viii) Net Cash Proceeds not Reinvested in Servicing Advances that became Reinvestment Collateral or applied to repayment of Loans
Net Cash Proceeds through 11/24	765,764,451.00
Reinvestments (minus)*	(456,434,803.03)
Amount of Proceeds Deposited in Sales Proceeds Accounts	—

Total	309,329,647.97

*	T&I and Corp Reinvestments through 11/24, P&I Reinvestments through 10/31